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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 3, 2005
                                                         ----------------


                               Toll Brothers, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware               001-09186              23-2416878
-----------------------------   -----------          -------------------
(State or Other Jurisdiction    (Commission            (IRS Employer
     of Incorporation)          File Number)         Identification No.)

                            250 Gibraltar Road                19044
               ----------------------------------------     ----------
               (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (215) 938-8000
                                                           --------------

                3103 Philmont Avenue Huntingdon Valley PA 19006
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


CONSULTING AND NON-COMPETITION AGREEMENT

On February 3, 2005, Toll Brothers, Inc. (the "Company") and Mr. Bruce E. Toll executed and an Advisory and Non-Competition Agreement (the "Agreement") effective November 1, 2004 to replace an agreement which expired on October 31, 2004. The Agreement provides, among other things, that (a) the Company will employ Mr. Toll as Special Advisor to the Chairman for a period of three years at compensation of $675,000 per year, (b) he will be paid 675,000 for each of three years following the term (or termination) of the Agreement so long as he does not violate certain non-competition and other provisions, and (c) he will be entitled to group health insurance of the type and amount currently being provided to Company executives. The foregoing description is qualified in its entirety by reference to the provisions of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:

         EXHIBIT
           NO.                              DESCRIPTION
         -------                            -----------
          10.1 Advisory and Non-Competition Agreement effective as of November 1, 2004 between the Registrant and Bruce
                           E. Toll.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TOLL BROTHERS, INC.

Dated: February 4, 2005                         By: Joseph R. Sicree
                                                    ----------------------
                                                    Joseph R. Sicree
                                                    Vice President, Chief
                                                    Accounting Officer



                                  EXHIBIT INDEX



         The following exhibit is filed as part of this Current Report on Form 8-K:

         EXHIBIT
           NO.                                 DESCRIPTION
         -------                               -----------
         10.1* Advisory and Non-Competition Agreement effective as of November 1, 2004 between the Registrant and Bruce
                           E. Toll.



         * Filed electronically herewith.